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                                                                   Exhibit 10.12

              SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is made as of March , 2001 by and among Semiconductor Manufacturing International Corporation, a Cayman Islands company (the "COMPANY"), and the signatory below. The signatory is one of the several purchasers (each a "SHAREHOLDER", and collectively the "SHAREHOLDERS") purchasing the Company's Series A Preference Shares (the "SERIES A SHARES") pursuant to certain share purchase agreements (each a "PURCHASE AGREEMENT", and collectively the "PURCHASE AGREEMENTS"), each dated as of March , 2001. Each other Shareholder will enter into an agreement substantially identical to this Agreement in connection with the execution of the relevant Series A Share Purchase Agreement.

         As an inducement to the Shareholders to enter into the Purchase Agreements and in satisfaction of a condition to the obligations of the Shareholders thereunder, the Company agrees with the Shareholders as follows:

         1. DEFINITIONS. As used in this Agreement, the following defined terms shall have the following meanings:

         "ACT" or "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "AMERICAN DEPOSITARY SHARES" or "ADSS" means American Depositary Shares issued by a depositary each representing the right to receive a certain number of the Company's equity securities.

         "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "COMMISSION" means the United States Securities and Exchange Commis-sion.

         "ORDINARY SHARES" means the ordinary shares with nominal or par value of US$. 001 each of the Company.

         "EDGAR" means Electronic Data Gathering, Analysis and Retrieval, which is the system utilized by the Commission for receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.

         "EFFECTIVE  TIME" means the date on which the  Commission  declares the
Registration   Statement  effective  or  on  which  the  Registration  Statement otherwise becomes effective.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.


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         "HOLDER"  means any person owning of record  Registrable  Securities or any permitted assignee of record of such Registrable Securities to whom rights under Section 2 of this Agreement have been duly assigned to in accordance with this Agreement.

         "LOCKUP PERIOD" shall have the meaning as set forth in Section 5(c) hereof.

         "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 2 hereof.

         "NON- STRATEGIC HOLDER" means a Holder other than those listed on SCHEDULE A attached hereto, as it may be amended from time to time.

         "PERSON"  means  an  individual,   partnership,   corporation,  limited
liability company, trust or unincorporated organization, a government or agency or political subdivision thereof, or other legal entity.

         "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "QUALIFIED IPO" means the first firm commitment underwritten offering to the general public pursuant to an effective registration statement under the Securities Act or a valid qualification or filing under the securities law of another jurisdiction covering the offer and sale of Ordinary Shares at an aggregate offering price of not less than US$ 150,000,000 (or its equivalent in another currency) at a public offering price of not less than US$ 2.22 (or its equivalent in another currency) per share.

         "REGISTRABLE SECURITIES" means all or any portion of the Series A Shares purchased by a Shareholder or an affiliate thereof pursuant to the applicable Purchase Agreement and any other securities received thereafter by the Shareholder (or such affiliate) from the Company as a result of holding the Registrable Securities (including any Ordinary Shares received as a result of the conversion of the Series A Shares).

         "REQUEST NOTICE" has the meaning assigned thereto in Section 2(a)(i).

         "REGISTRABLE SECURITIES THEN OUTSTANDING" means shares of Registrable Securities which are then (i) issued and outstanding or (ii) issuable pursuant to the exercise or conversion of then outstanding and then exercisable options or convertible securities of the Company.

         "REGISTRATION" or "REGISTER" or "REGISTERED" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.


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         "REGISTRATION  EXPENSES"  means  all  fees  and  expenses  incurred  in connection with a Registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, listing fees (or analogous fees of Nasdaq or other securities markets), the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), the expenses of underwriters (including any qualified independent underwriter required in connection with such underwritten offering) customarily paid by similarly situated companies in connection with underwritten offerings of equity securities to the public, excluding any such fees based on the proceeds of sales
of  Registrable   Securities  by  selling  Holders,   and  reasonable  fees  and
disbursements of a single counsel for all of the Holders who shall be nominated by the Company and approved by a majority of the Holders, which approval shall not be unreasonably withheld, provided that such counsel has appropriate experience relevant to such registration.

         "REGISTRATION STATEMENT" means any Registration Statement under the Securities Act for purpose of effecting a public offering of securities of the Company.

         "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         2. REGISTRATION RIGHTS.

            (a) DEMAND REGISTRATION AT THE  REQUEST  OF  HOLDERS.

                (i) REQUEST BY HOLDERS. If the Company shall receive at any time

                    (A) a written request to register no less than an aggregate of US$ 20 million of Registrable Securities on or after June 15, 2002 and prior to the completion of the Qualified IPO, from Holders who hold in the aggregate at least twenty five percent (25%) of the Registrable Securities Then Outstanding;

                    (B) a written request to register no less than an aggregate of US$ 20 million of Registrable Securities on or after the date that is either six (6) months after the date of the final prospectus for the Qualified IPO or the expiration of the Lockup Period, whichever is later, from Holders holding in the aggregate at least five percent (5%) of the Registrable Securities Then Outstanding; or

                    (C) a written request to register no less than an aggregate of US$ 50 million of Registrable Securities from Non- Strategic Holders on or after the date that is either six (6) months after the date of the final prospectus for the Qualified IPO or the expiration of the Lockup Period, whichever is later.

that the Company file a Registration Statement pursuant to this Section 2(a)(i), then the Company shall, within five (5) business days after receipt of such written request, give written notice of such request ("REQUEST Notice") to all Holders, and use its best efforts to effect, as soon as practicable but no later then three months after the receipt of the written request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after


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their receipt of the Request  Notice,  subject only to the limitations set forth in Section  2(a)(ii)  and  Section 2 (a)(v)  below.

                (ii) UNDERWRITING. If the Holders initiating the registration request under Section 2(a)(i) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2(a)(i) and the Company shall include such information in the written notice referred to in
Section 2(a)(i). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders requesting such registration) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Managing Underwriter(s) selected for such underwriting by the Holders of a majority of the Registrable Securities to be registered in the proposed offering; PROVIDED that any such underwriting agreement shall not impair the indemnification rights of the Holders granted under Section 4, and PROVIDED, FURTHER, that the representations and warranties given by, and the other agreements on the part of, the Company and the Holders to and for the benefit of the underwriter(s) shall also be made to and for the benefit of the Holders and the Company, as the case may be. Notwithstanding any other provision of this Section 2(a), if the Managing Underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the Managing Underwriter(s) and allocated among the Holders of the class of Registrable Securities for which the demand for registration has been made on a pro rata basis according to the number of Registrable Securities of such class then outstanding held by each Holder requesting registration (including the Holders initiating the registration request under this Section 2(a)); PROVIDED, HOWEVER, that the right of the Managing Underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below twenty five percent (25%) of the aggregate number of Registrable Securities for which inclusion has been requested; and
(ii) all shares that are not Registrable Securities or shares of holders who initially held Ordinary Shares shall first be excluded from such registration and underwriting in that order before any Registrable Securities are so excluded. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any foregoing Persons, and all corporations that are Affiliates of such Holder, shall be deemed to be a single "Holder", and any pro rata reduction with respect to such Holder, shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

                (iii) DEFERRAL. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting for the filing of a Registration Statement pursuant to this Section 2(a), a certificate signed by Chairman of the Board of Directors or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Director of the Company, it would be materially detrimental to the Company and its Shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders requesting such registration; provided, however, that the Company may


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not  utilize  this  right more than once in any twelve  (12) month  period;  and provided, further, that during such ninety (90) day period the Company shall not file any Registration Statement with respect to the public offering of securities of the Company.

                (iv) EXPENSES. All Registration Expenses incurred by the Company and the Holders in connection with a registration pursuant to this Section 2(a) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2(a) shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to under- writers or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding commenced pursuant to this Section 2(a) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered; PROVIDED, HOWEVER, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses.

                (v) LIMITATIONS. The Company shall not be required to effect more than one registration pursuant to this Section 2(a) during any twelve (12) month period; PROVIDED THAT the Company shall not be required to effect more than three (3) registrations requested pursuant to this Section 2(a)(i)(A) and
(B) and shall not be required to effect more than three (3) registrations requested by Non- Strategic Holders pursuant to this Section 2(a)(i)(C). A Holder's right to request registration pursuant to this Section 2(a) shall terminate if and when the Series A Shares held by such Holder become transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereof) under the Securities Act.

             (b) PIGGYBACK  REGISTRATIONS.

                (i) PIGGYBACK RIGHTS. The Company shall notify all Holders in writing at least fifteen (15) business days prior to filing any Registration Statement (including Registration Statements relating to secondary offerings of securities of the Company, but excluding Registration Statements relating to (i) the Qualified IPO, (ii) employee benefit plans, (iii) Rule 145 transactions (or similar transactions pursuant to any successor rule of the Commission); or (iv) any registration under Section 2(a) of this Agreement and for which a Request Notice has been given pursuant to Section 2(a)(i)) and will, subject to Section 2(b)(ii), afford each such Holder an opportunity to include in such Registration Statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by such holder shall, within seven (7) business days after receipt of the above- described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such Registration Statement. The Company thereupon will use its best efforts as a part of its filing of such Registration Statement to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered. If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.


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                (ii) UNDERWRITING.  If a Registration  Statement under which the
Company gives notice under this Section 2(b) is for an underwritten offering, then the Company shall so advise the Holders. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter
into  an   underwriting   agreement   in   customary   form  with  the  Managing
Underwriter(s)   selected  for  such   underwriting;   PROVIDED  that  any  such
underwriting agreement shall not impair the indemnification rights of the Holders granted under Section 4; and provided, further, that the representations and warranties given by, and the other agreements on the part of, the Company and the Holders to and for the benefit of the underwriter(s) shall also be made to and for the benefit of the Holders and the Company, as the case may be; and PROVIDED, FURTHER, that the Company shall ensure that no underwriter(s) require(s) any Holder who is not an "affiliate" of the Company (as defined under the Securities Act) to make any representations or warranties to, or agreements with, any underwriter(s) other than customary representations, warranties and agreements relating to such Holder's title to the Registrable Securities and authority to enter into the underwriting agreement. Notwithstanding any other provision of this Agreement, if the Managing Underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Managing Underwriter(s) may exclude shares (including up to 75% of the class of Registrable Securities for which inclusion has been requested) from the registration and underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company; SECOND, to each Holder requesting inclusion of its Registrable Securities in such Registration Statement, on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; AND THIRD, to any other shareholder of the Company requesting inclusion of their shares in the registration; PROVIDED, HOWEVER, that (i) in no event shall the amount of Registrable Securities included in any offering by the Company of its shares be reduced below twenty- five percent (25%) of the total amount of the securities included in any offering except for the Company's initial public offering of the Company's Ordinary Shares from which the Holders may be excluded entirely if the underwriters make the determination described above, and (ii) all shares that are not Registrable Securities or shares of holders who initially held Ordinary Shares shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered ten (10) business days prior to the effective date of the Registration
Statement.   Any  Registrable   Securities   excluded  or  withdrawn  from  such
underwriting shall be excluded and withdrawn from Registration.

                (iii) EXPENSES. All Registration Expenses incurred in connection with a registration pursuant to this Section 2(b) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2(b) shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

         3. REGISTRATION PROCEDURES. In connection with any Registration State-ment which discloses a Holder or pursuant to which a Holder proposes to sell Registrable Securities, the following provisions shall apply:


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            (a)  The  Company  shall  furnish  to each  of the  Holders  selling
Registrable Securities, not less than seventy- two (72) hours prior to the filing with the Commission, a copy of the Registration Statement to be filed with the Commission, and shall furnish to each of the Holders, not less than 24 hours prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holder and its counsel reasonably may propose.

            (b) The Company shall promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, and (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company shall promptly advise each of the Holders, and shall confirm such advice in writing if so requested by such Holder:

                (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post- effective amendment thereto has become effective;

                (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by the Commission in relation to the Registration Statement; and

                (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose.

            (d) The Company  shall use its best efforts to prevent the issuance,
and  if  issued  to  obtain  the  withdrawal,   of  any  order   suspending  the
effectiveness of the Registration  Statement at the earliest  possible time.

            (e) If the Company did not file the Registration Statement and all information incorporated by reference into the Registration Statement (if any) electronically by means of the Commission's EDGAR filing system, then the Company shall furnish to each of the Holders, without charge, at least one copy of the Registration Statement and all post- effective amendments thereto, including financial statements and schedules, and, if such Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.


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            (f) The Company shall, immediately after the Effective Time, deliver to each of the Holders, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus and any amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto.

            (g) Prior to any offering of Registrable Securities pursuant to the Registration Statement, the Company shall (x) register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as the Holders may reasonably request, (y) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable the Holders or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Registration Statement, and (z) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

            (h) The Company shall use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other foreign, federal or state governmental agencies or authorities as may reasonably be necessary in the opinion of the Holders to enable Holders to consummate the disposition of such Registrable Securities.

            (i) Unless any Registrable Securities shall be in book- entry only form the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities, or ADSs representing Registrable Securities, to be sold pursuant to the Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities, or ADSs representing Registrable Securities, are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as the Holders may request in connection with the sale of Registrable Securities, or ADSs representing Registrable Securities, pursuant to the Registration Statement.

            (j) The Company shall promptly:

                (i) advise each of the Holders, and shall confirm such advice in writing if so requested by such Holder of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to the Holder to suspend the use of the Prospectus until the requisite changes have been made); and

                (ii) upon the occurrence of any fact or event contemplated by the above paragraph, prepare a post- effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by the above paragraph, such Holders agree, as a consequence of the inclusion of any of its Registrable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

            (k) In the event of an underwritten  offering  conducted pursuant to
Section 2 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post- effective amendment to the Registration Statement such information as the Managing Underwriter(s) reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post- effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post- effective amendment.

            (l) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 2 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities and any ADSs representing Registrable Securities.

            (m)  The  Company  shall:

                (i) (A) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by the Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (ii) in connection with any underwritten offering conducted pursuant to Section 2 hereof, make such representations and warranties to the Holders and to the Managing Underwriter(s), in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities;

                (iii) in connection with any underwritten offering conducted pursuant to Section 2 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriter(s)) addressed to the Holders and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by the Holders and such underwriters;

                (iv) in connection with any underwritten offering conducted pursuant to Section 2 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Holders and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                (v) in connection with any underwritten offering conducted pursuant to Section 2 hereof, deliver such documents and certificates as may be reasonably requested by the Holders and the Managing Underwriter(s), if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

            (n) The Company shall take all necessary actions such that the Holders can sell any Registrable Securities in ADS form, including, without limitation, providing for the timely issuance of such ADSs by the depositary, listing such additional ADSs on Nasdaq National Market or the New York Stock Exchange Inc. and paying any fees and expenses of the depositary in connection with such sale.

            (o) The Company shall take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

            (p) The Holder or Holders of Regitrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any such registration, qualification or compliance required pursuant to Section 2 hereof.

         4. INDEMNIFICATION AND CONTRIBUTION.

            (a)  INDEMNIFICATION  BY THE COMPANY.  Upon the  registration of the
Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless the Holders and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls any of the Holders, such underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes referred to as an "INDEMNIFIED PERSON") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

            (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. Each of the Holders agrees, as a consequence of the inclusion of any of its Registrable Securities in such Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or such other Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, such under- writer, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise under this Section 4. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 4 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d)  CONTRIBUTION.  If the  indemnification  provided  for  in  this
Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation (even if the Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresenta- tion (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and any underwriters, selling agents or other securities professionals in this Section 4(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (e) Notwithstanding any other provision of this Section 4, in no event will any of (i) the Holders be required to undertake liability to any Person under this Section 4 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of its Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) the underwriter, selling agent or other securities professional be required to undertake liability to any Person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

            (f) The obligations of the Company under this Section 4 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 4 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         5.  MISCELLANEOUS.

            (a) RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, or registration on Form F- 3, after such time as public market exists for the equity securities of the Company, the Company agrees to use its best efforts to:

                (i) make and keep public information available pursuant to Rule 144(c)(2) under the Securities Act;

                (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (iii) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (B) such other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell
any  such  Registrable   Securities  without   registration.

            (b) TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to Holders under Sections 2(a) and 2(b) may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder (together with any affiliate), PROVIDED that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Holder effecting such transfer shall comply with the provisions of the Shareholders Agreement dated as of March , 2001 among the Company and all of its Shareholders (the "Shareholders Agreement"), (iii) the transferee shall agree to be bound by all of the provisions of the Shareholders Agreement and this Agreement, and (iv) such transferee or assignee
(A) is a majority- owned subsidiary or constituent partner (including limited partners) of such Holder, or (B) acquires from such Holder at least 25,000,000 Series A Shares, or Ordinary Shares or other securities issued upon conversion thereof, or a combination of Ordinary Shares or other securities issued upon conversion of the portion of such Series A Shares converted and the portion of such Series A Shares not yet converted, as appropriately adjusted for stock splits and the like.

            Notwithstanding the foregoing, each of the GS Capital Partners 2000,
L. P., GS Capital Partners 2000 Offshore, L. P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L. P., Stone Street Fund 2000, L. P. (each a "GS INVESTOR" and collectively, the "GS INVESTORS") may transfer the registration rights set forth in Section 2(a) and Section 2(b) to any of its affiliate or affiliates; PROVIDED, that such affiliate or affiliates shall have agreed to be subject to the terms and conditions of this Agreement except for Section 5(b)(iii)(A) and (B).

            (c) STANDOFF AGREEMENT. Each Holder agrees not to sell or otherwise transfer or dispose of any Ordinary Shares (or other securities) of the Company held by it during the 180- day period (or such longer or shorter period or periods as shall be required by the underwriters, including one or more staggered periods) ("Lockup Period") following the date of the final prospectus for the Company's Qualified IPO, if so requested of the Company by the underwriter of Ordinary Shares (or other securities) of the Company, provided that: (i) such agreement shall apply only to the Qualified IPO of the Company; and (ii) all executive officers and directors of the Company and all other holders of at least one percent (1%) of the Company's voting securities enter into similar agreements. Notwithstanding anything herein to the contrary, the GS Investors and its affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business. The Company may impose stop- transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

            (d) AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders who hold more than two- thirds of the sum of (i) the Registrable Securities Then Outstanding and (ii) the then outstanding Ordinary Shares or other securities issued upon conversion of the Registrable Securities or as a result of any stock split, stock dividend, recapitalization or similar event. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities at the time outstanding (including securities into which such Registrable Securities are convertible, exchangeable or exercisable for), each future Holder of all such Registrable Securities and the Company.

            (e) NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such the address as may be designated in writing hereafter, in the same manner, by such person or by any Holder:

                  (i) if to the Company, addressed as follows:

                      18 Zhangjiang Road,
                      Pudong New Area,
                      Shanghai,
                      People's Republic of China

                      Attention:        General Counsel
                      Telephone:        86- 21- 5855- 5000
                      Telecopier:       86- 21- 5895- 8810

                (ii) if to a Holder, at the address such Holder shall have furnished to the Company in writing.

            (f) PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and their respective successors, assigns, officers, directors, partners, agents, underwriters and controlling persons.

            (g) COUNTERPARTS. This Agreement may be executed in any number of counter- parts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

            (j) SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in the State of New York ("NEW YORK COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the parties hereto irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre- judgment attachment, post- judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Hong Kong or the PRC. The Company has appointed CT Corporation at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by the Shareholder, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until the Board of Directors appoints another entity to act as the Authorized Agent of the Company. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company, shall be deemed, in every respect, effective service of process upon the Company.

            (k) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (l) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Shareholder, any of its director, officer or partner, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of the Shareholder.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

                               SEMICONDUCTOR MANUFACTURING
                               INTERNATIONAL CORPORATION


                               By:
                                  ----------------------------------------------
                                  Name: Richard R. Chang
                                  Title: President and CEO


                               [SHAREHOLDER]


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title: